                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8/S-3 of our report dated January 29, 1997 included in CB Commercial Real Estate Services Group, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.




                                                         /s/ Arthur Andersen LLP

Los Angeles, California
December 29, 1997